

GLACIER BANCORP, INC.
Montana, Idaho, Utah, Washington, Wyoming, Colorado & Arizona

GLACIER BANCORP, INC.

Acquisition of

FIRST NATIONAL BANK
Strong since 1905

January 16, 2019

Forward-Looking Statements

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the Company's plans, objectives, expectations and intentions that are not historical facts, and other statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "should," "projects," "seeks," "estimates," or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are based on current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results (express or implied) or other expectations in the forward-looking statements, including those set forth in this presentation: 1) the risks associated with lending and potential adverse changes of the credit quality of loans in the Company's portfolio; 2) changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System or the Federal Reserve Board, which could adversely affect the Company's net interest income and profitability; 3) legislative or regulatory changes, including increased banking and consumer protection regulation that adversely affect the Company's business; 4) ability to complete pending or prospective future acquisitions, limit certain sources of revenue, or increase cost of operations; 5) costs or difficulties related to the completion and integration of acquisitions; 6) the goodwill the Company has recorded in connection with acquisitions could become impaired, which may have an adverse impact on earnings and capital; 7) reduced demand for banking products and services; 8) the reputation of banks and the financial services industry could deteriorate, which could adversely affect the Company's ability to obtain (and maintain) customers; 9) competition among financial institutions in the Company's markets may increase significantly; 10) the risks presented by continued public stock market volatility, which could adversely affect the market price of the Company's common stock and the ability to raise additional capital or grow the Company through acquisitions; 11) the projected business and profitability of an expansion or the opening of a new branch could be lower than expected; 12) consolidation in the financial services industry in the Company's markets resulting in the creation of larger financial institutions which may have greater resources could change the competitive landscape; 13) dependence on the CEO, the senior management team and the Presidents of Bank divisions; 14) potential interruption or breach in security of the Company's systems and technological changes which could expose us to new risks (e.g., cybersecurity), fraud or system failures; 15) natural disasters, including fires, floods, earthquakes, and other unexpected events; 16) the Company's success in managing risks involved in the foregoing; and 17) the effects of any reputational damage to the Company resulting from any of the foregoing. Please take into account that forward-looking statements speak only as of the date of this presentation. Given the described uncertainties and risks, the Company cannot guarantee its future performance or results of operations and you should not place undue reliance on these forward-looking statements. The Company does not undertake any obligation to publicly correct, revise, or update any forward-looking statement if it later becomes aware that actual results are likely to differ materially from those expressed in such forward-looking statement, except as required under federal securities laws.

Transaction Overview

- Glacier Bancorp, Inc. will acquire FNB Bancorp ("FNB"), the bank holding company for First National Bank of Layton ("FNBL"), a community bank based in Layton, Utah
  - FNBL was established in 1905 and is the largest bank headquartered in the Layton area with $326 million in total assets
  - First transaction in Utah with seller assets >$300 million in over a decade
  - Represents Glacier's 21st acquisition since 2000 and its 10th announced transaction in the past six years

- Pricing metrics, deal structure, and conservative assumptions reflective of Glacier's disciplined approach to acquisitions

- All stock transaction (2,046,411 Glacier shares) with FNB shareholders receiving 0.6474 shares of Glacier common stock for each share of FNB stock
  - Based on the closing price of $41.55 for Glacier shares on January 15, 2019, the transaction would result in an aggregate value of $85.0 million

- Glacier Bank will merge its four existing Utah-based branches into FNBL, combining operations in the local Utah markets under a new Utah headquartered division
  - This combination will create a $500 million division to build upon for the future
  - This will mark Glacier's 15th bank division

- Significantly strengthens Glacier's presence and future growth prospects in Utah, one of the fastest growing states in the Glacier footprint
  - Increases Utah deposit market share to the 11th rank, excluding Industrial Loan Companies, and to the 7th rank among community banks, excluding money center banks and Industrial Loan Companies
  - Increases market share by 159% to 5th rank in the Ogden-Clearfield MSA (second largest in Utah) and also provides opportunity to further expand operations in Draper and in Park City
    - 25% market share in the Layton market, the most populous city in Davis County (largest county in the Ogden-Clearfield MSA)

Source: SNL Financial. UT deposit market rank and market share exclude non-community banks & ILCs and deposits held at these institutions

Strategic Rationale

- Acquisition consistent with Glacier's long-term strategy of buying good banks in good markets with good people
  - Well managed bank with solid core earnings, robust asset quality and long operating history
  - Good cultural fit
- Positions Glacier to become a top 5 market share bank in Utah's second largest MSA
- New Utah headquartered division will set the stage for strong future growth in one of the fastest growing states in the Glacier footprint





GLACIER BANK
North Cascades Bank
First Security Bank
FIRST BANK of Montana
First Security Bank
WESTERN SECURITY
Mountain West Bank
Valley Bank
A Division of Glacier Bank
FIRSTBANK
Citizens Community Bank
First State Bank
FIRST NATIONAL BANK
Strong since 1905
BANK OF THE SAN JUANS
COLLEGIATE PEAKS BANK
Foothills Bank
WA
MT
ID
WY
UT
CO
AZ

Source: SNL Financial. UT deposit market rank and market share exclude non-community banks & ILCs and deposits held at these institutions

Highly Attractive Market Opportunity

- **Utah**
  - **#1 state in population growth since 2010**
  - **#3 state in population growth in 2018**
    - *"Utah ranks No.1 among the states…thanks to its high birthrate plus a strong economy that attracts people from other states and abroad" – The Salt Lake Tribune*

- **Ogden-Clearfield MSA**
  - **2nd most populous MSA in Utah**
  - **3rd largest MSA in Utah by total deposits**
  - **$77K median household income**
  - **Top regional employers include:**

- **Layton market**
  - **Layton is the most populous city in Davis County, the most populous county in the Ogden-Clearfield MSA**
  - **Population in Davis County is projected to increase 7.5% from 2019 to 2024**
  - **Household income in Davis County is projected to increase 12.7% from 2019 to 2024**

Sources: SNL Financial, DataUSA, UtahBusiness.com, Weber County Economic Development Plan
UT deposit market rank and market share exclude non-community banks & ILCs and deposits held at these institutions

FNB Bancorp / First National Bank of Layton is a Well Positioned Strong Performer

- FNBL is 113 years old and the largest bank headquartered in the Layton area with $326 million in total assets
  - FNB employs 82 full-time employees
- Operating 6 branches along I-15 in Utah, FNBL is primarily focused on the attractive Ogden-Clearfield MSA

($ in thousands)	
Total Assets	326,343
Gross Loans (Incl. HFI & HFS)	242,966
Total Deposits	277,780
Total Equity(1)	39,285
Tangible Common Equity(1)	39,285
TCE Ratio (%)(1)	12.04
Net Income (3Q'18)(2)	1,325
ROAA (3Q'18) (%)(2)	1.58
Yield on Loans (3Q'18) (%)(3)	6.63
Cost of Deposits (3Q'18) (%)(3)	0.23
NPAs / Assets (%)	0.69
Loan Loss Reserve / Gross Loans (%)	1.60
Loans / Deposits (%)	87.47
Year Established	1905
Number of Employees (FTE)	82
Number of Branches	6



Roy
Kaysville
Thurston Peak
Morgan
Bountiful Peak
Coalville
Wasatch National Forest
Salt Lake City
Millcreek
West Valley City
Taylorsville
West Jordan
Sandy
Park City
Mount Baldy
Tooele
Tooele Army Depot
Heber City
Camp Williams
FNB Branches (6)

Source: Bank-level financial data as of 9/30/2018, unless otherwise noted
(1) Financials for FNB Bancorp
(2) Adjusted for S-Corp status using 25.35% tax rate and excludes pre-tax $1.9mil one-time gain on sale of branch
(3) Yield / cost shown for quarter ended 9/30/2018; cost of funds shown for cost of deposits as FNB carries no borrowings

Combination of FNB and Glacier's Four Utah Branches Will Create a Market Leading Community Bank Poised for Growth

Map of branch network



Cache National Forest
Willard Peak
North Ogden Peak
Ben Lomond
North Ogden
Ogden
Mount Ogden
Roy
Thurston Peak
Bountiful Peak
Coalville
Salt Lake City
Wasatch National Forest
Millcreek
West Valley City
Taylorsville
West Jordan
Sandy
South Jordan
Tooele
Tooele Army Depot
Camp Williams Military Reservation
Lehi
Mount Baldy
FNB Branches
GBCI Branches

FNB Bancorp Branches

#	Address	City	Deposits as of June 30, 2013	2018
1.	12 S Main St	Layton	$ 86,240	$ 112,379
2.	1601 N Hill Field Rd	Layton	27,136	44,796
3.	207 S Main St	Bountiful	46,260	43,058
4.	690 S State St	Clearfield	18,624	29,803
5.	980 N Fairfield Rd	Layton	20,374	25,704
6.	136 W 12300 S*	Draper	25,728	31,970

Glacier Branches

#	Address	City	Deposits as of June 30, 2013	2018
A.	1776 Park Ave	Park City	$ 41,562	$ 74,831
B.	120 N State St	Morgan	61,629	67,517
C.	5015 W Old Hwy Rd	Morgan	13,167	19,937
D.	110 S Main St	Brigham City	56,311	73,166

- **#5 deposit market share ranking in Ogden-Clearfield MSA, 2nd most populous MSA in Utah**
  - **Dominant 25% market share in Layton**
- **Provides opportunity to further expand presence in Draper and Park City**
- **Increases Utah deposit market share to the 11th rank, excluding Industrial Loan Companies**
  - **7th rank among community banks, excluding money center banks and Industrial Loan Companies**

Source: SNL Financial
Note: Deposit data as of June 30, 2018
*FNB Draper branch includes deposit data from closed Salt Lake City branch
UT deposit market rank and market share exclude non-community banks & ILCs and deposits held at these institutions

Transaction Multiples and Pro Forma Impact

	January 15, 2019 ($26.90 per share)
Price / Tangible Book Value (9/30/18)	216.4%
Price / MRQ Earnings (9/30/18)[1]	16.8x
Price / Forecasted 2019 Earnings[2]	16.9x
Expected 2020 EPS Accretion[2,3]	Approx. 0.6% / $0.01
Expected 2021 EPS Accretion[2,3]	Approx 0.5% / $0.01
TBV Accretion / (Dilution)	Approx 0.1%
TBV Payback Period	0.0 yrs
Implied IRR	17.2%

Note: FNB Bancorp data as of 9/30/18

Deal value per share of $26.90 based on GBCI closing price of $41.55 as of January 15, 2019

(1) Calculated most recent quarter earnings based on 9/30/18 data; adjusted for S-Corp status using 25.35% tax rate (excludes pre-tax $1.9mil one-time gain on sale of branch)

(2) Based on Street earning estimates for GBCI and adjusted FNB Bancorp management estimates; adjusted for S-Corp status using 25.35% tax rate

(3) Assumes 40% realization in 2019 and 100% realization of estimated cost saves in 2020 and thereafter

Transaction Overview and Assumptions

Transaction Value[(1)]	▪ $85.0 million
Consideration Mix	▪ 100% stock consideration for common shareholders (3,160,969 FNB shares outstanding) ▪ No options outstanding ▪ Fixed Exchange Ratio of 0.6474x
Collars[(2)]	▪ Fixed Exchange Ratio with collars set between $34.47 to $46.63
Loan Mark	▪ 3.13% gross loan mark
Other Fair Value Marks	▪ Premium on PP&E of $1.5 million ▪ Discount on Trust Preferred Securities of $0.6 million (approx. discount of 10% to par value) ▪ Premium on time deposits of $0.2 million
Core Deposit Intangible	▪ 2.50%
Cost Savings	▪ Cost savings of 18% of FNB's non-interest expense base ▪ 40% realized in 2019 and 100% thereafter
Restructuring Charges[(3)]	▪ One-time transaction costs of approx. $7.4 million
Minimum Tangible Equity	▪ $39.3 million at closing ▪ Excess capital, net of any adjustments for FNB's Final Transaction Related Expenses, to be paid to FNB shareholders prior to closing

(1) Based on Glacier's closing price of $41.55 for Glacier shares as of January 15, 2019
(2) Please refer to the Plan and Agreement of Merger for complete terms relating to stock collars and termination rights
(3) Including employment and benefits plan costs, data processing conversion costs and penalties, and combined professional and advisory fees

Concluding Observations

- Transaction creates a Utah headquartered division well positioned to expand in one of the fastest growing states in the Glacier footprint
- The First National Bank of Layton acquisition continues Glacier's tradition of adding high quality regional banks that fit the Glacier community banking model
- Rare opportunity for partnership with Utah-based bank
  - First transaction in Utah with seller assets >$300 million in over a decade
  - Increases Utah deposit market share to the 11th rank, excluding Industrial Loan Companies, and to the 7th rank among community banks, excluding money center banks and Industrial Loan Companies
  - Increases market share by 159% to 5th rank in the Ogden-Clearfield MSA (second largest in Utah) and also provides opportunity to further expand operations in Draper and in Park City
  - High quality strong yielding loan portfolio
  - Stable low cost funding franchise
- Pricing metrics, deal structure, and conservative assumptions reflective of Glacier's disciplined approach to acquisitions
  - Conservative cost savings assumptions
  - Immediately accretive to both earnings per share and tangible book value
- First National Bank of Layton management and staff provide Glacier with Utah lending talent, deep market knowledge, and strong customer relationships
- Transaction will enhance Glacier's long-term track record of creating shareholder value

Source: SNL Financial. UT deposit market rank and market share exclude non-community banks & ILCs and deposits held at these institutions



Glacier Bancorp, Inc.
Montana, Idaho, Utah, Washington, Wyoming, Colorado & Arizona